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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 2, 2002




                                   DYAX CORP.
             (Exact name of registrant as specified in its charter)


             DELAWARE                        000-24573                      04-3053198
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)


                   300 TECHNOLOGY SQUARE, CAMBRIDGE, MA 02139
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (617) 225-2500


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ITEM 5.  OTHER EVENTS.

         On July 2, 2002, the Technical Board of Appeal of the European Patent Office (EPO) affirmed the April 2000 revocation of Dyax Corp.'s European patent on phage display, European Patent 436,597, in proceedings brought by Cambridge Antibody Technology and Acambis Research Limited. The EPO Technical Board of Appeal ruled that the patent was not valid on the grounds that it failed to provide verification of the claimed display of a proteinaceous binding domain. This decision by the Board is final and cannot be appealed.

         A copy of Dyax Corp.'s press release regarding this event is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:

         99.1     Press Release, dated July 2, 2002.  Filed herewith.


                                       2


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DYAX CORP.



Dated:    July 2, 2002             By: /s/ Stephen S. Galliker
                                       ----------------------------------------
                                       Stephen S. Galliker
                                       Executive Vice President, Finance
                                       and Administration, and Chief
                                       Financial Officer


                                       3


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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

99.1              Press Release dated July 2, 2002.